Exhibit 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

FIRST AMENDMENT TO OFFICE LEASE

THIS FIRST AMENDMENT TO OFFICE LEASE (this “First Amendment”) is dated for reference purposes March 8, 2011, and is by and among THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation (“Landlord”), and DENDREON CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Office Lease dated as of February 26, 2011 (the “Lease”). All words beginning with a capital letter in this First Amendment that are defined in the Lease shall have the same meaning in this First Amendment as in the Lease.

B. The Lease contains a scrivener’s error in Article 4.1.

AMENDMENT

NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and conditions hereinafter contained, the parties hereto agree to amend the Lease as follows:

1. Recitals. The foregoing Recitals are incorporated herein as if fully set forth herein.

2. The first paragraph of Article 4.1 is hereby deleted in its entirety and the following is substituted in its place:

4.1 Monthly Base Rent. Throughout the Term, as the same may be extended pursuant to Article 32 hereof, Tenant shall pay Monthly Base Rent to Landlord in the amount and for the time periods described as follows:

Period	Annual Base Rent		Monthly Base Rent
Months 1 to 2	$	[**]	$	[**]
Months 3 to December 31, 2012	$	[**]	$	[**]
January 1, 2013 to December 31, 2013	$	[**]	$	[**]
January 1, 2014 to December 31, 2014	$	[**]	$	[**]
January 1, 2015 to December 31, 2015	$	[**]	$	[**]
January 1, 2016 to December 31, 2016	$	[**]	$	[**]

Monthly Base Rent shall be paid in advance on or before the first day of each calendar month of the Term, and shall be accompanied by any applicable rent, sales, use or other tax which is based on the amount and/or payment of Rent payable pursuant to this Lease. If the Term commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then Monthly Base Rent for such calendar month will be appropriately prorated based on the actual number of calendar days in such calendar month. If the term commences on a day other than the first day of a calendar month, then the prorated Monthly Base Rent for such month will be paid on or before the first day of the Term. Monthly Base Rent shall be paid to Landlord, without written notice or demand and without deduction or offset, as an independent covenant of Tenant, in lawful money of the United States of America at Landlord’s address set forth in Article1.1 herein or to such other address as Landlord may from time to time designate in writing.

3. Extent of Modification. Except as set forth in this First Amendment, the Lease shall remain in full force and effect as originally executed and previously amended.

4. Counterparts. This First Amendment may be executed in any number of original counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and notary acknowledgement pages of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature and notary pages are attached to any other counterpart identical thereto except having additional signature and notary pages executed by other parties to this First Amendment attached thereto. Each party (i) has agreed to permit the use of telecopied signatures in order to expedite the execution of this First Amendment, (ii) intends to be bound by its respective telecopied signature, (iii) is aware that the other party will rely on the telecopied signature, and (iv) acknowledges such reliance and waives any defenses to the enforcement of this First Amendment based on the fact that a signature was sent by telecopy. As used herein, the term “telecopied signature” shall include any signature sent via email in portable document format (“pdf”).

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the days and years set forth below.

LANDLORD: THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation

BY:	Northwestern Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate and authorized representative

	By:	/s/ Richard Dooley	Dated: March 11, 2011
	Name:	Richard Dooley
	Its:	Director – Field Asset Management

TENANT: DENDREON CORPORATION, a Delaware corporation

By:	/s/ Richard E. Hamm, Jr.	Dated: March 9, 2011
Name:	Richard E. Hamm, Jr.
Title:	EVP, General Counsel and Secretary

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